                                                               EXHIBIT 23.1

                       INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 1 to Registration Statement No. 33-65267 of Avondale Industries, Inc. on Form S-3 of our report dated January 19, 1996, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

                                          DELOITTE & TOUCHE LLP

New Orleans, Louisiana

January 19, 1996